UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2004

CENUCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	033-25900	75-2228820

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6421 Congress Avenue
Boca Raton, Florida 33487
(Address of Principal Executive Office) (Zip Code)

(561) 994-4446
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 1 – Registrant’s Business and Operations

Item 1.02. Termination of a Material Definitive Agreement.

As previously disclosed on a Form 8-K filed with the Commission on October 25, 2004, Cenuco, Inc., a Delaware corporation (the “Company”), entered into an Asset Purchase Agreement, dated as of October 21, 2004 (the “Purchase Agreement”), with Omni Point Marketing, LLC, a Florida limited liability company (“Omni Point”), pursuant to which the Company agreed to acquire substantially all of the assets of Omni Point for an aggregate purchase price of $22,500,000, payable in a combination of $5,400,000 in cash and $17,100,000 in shares of the Company’s common stock, valued at $4.00 per share. The material terms and conditions of the Purchase Agreement were previously disclosed in the Company’s Definitive Proxy Statement filed with the Commission on December 13, 2004.

On December 20, 2004, the Company announced that it had terminated the Purchase Agreement because the Company’s board and management had come to a decision that pursuing the acquisition was no longer in the best interests of the Company and its stockholders. Omni Point was informed of this decision and the escrow agent under the Purchase Agreement refunded the Company’s $5,000,000 deposit on December 21, 2004, pursuant to Omni Point’s written request.

The closing of the proposed transaction had been conditioned upon, among other things, the approval by the Company’s stockholders of the issuance of shares of the Company’s common stock to Omni Point. As described in its Definitive Proxy Statement, the Company intended to seek its stockholders’ approval of such issuance of shares of its common stock to Omni Point at its Annual Meeting of Stockholders to be held on December 30, 2004. Upon preliminarily determining on December 14, 2004 that pursuing the transaction was no longer in the best interests of the Company or its stockholders, the Company elected to delay mailing its Definitive Proxy Statement to its stockholders. The Company has changed the date of its Annual Meeting of Stockholders to January 27, 2005 and will revise its Definitive Proxy Statement to remove the proposal to approve the issuance of shares of the Company’s common stock to Omni Point. The remaining proposals in the Definitive Proxy Statement will be submitted to the Company’s stockholders at the January 27, 2005 Annual Meeting.

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Section 8 – Other Events

Item 8.01. Other Events.

     On December 20, 2004, the Company issued a press release announcing its termination of the Purchase Agreement, a copy of which is furnished herewith as Exhibit 99.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

99	Press Release, dated December 20, 2004, announcing the termination of the Purchase Agreement.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CENUCO, INC.
Date: December 22, 2004	By:	/s/ Steven Bettinger
STEVEN BETTINGER
President

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EXHIBIT INDEX

Exhibit
Number	Exhibit Title or Description
99	Press Release, dated December 20, 2004, announcing the termination of the Purchase Agreement.

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